                                                                    EXHIBIT 99.4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           STOCK PURCHASE AGREEMENT

                                     among

                    WARBURG, PINCUS EQUITY PARTNERS, L.P.,

             WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.,

             WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.,

             WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

                                      and

                                JOHN H. DONLON

                               GAVIN W. SCHUTZ,

                               ROBERT BAILEY AND

                          THE ESTATE OF JOHN H. SABIN


                               January 18, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                                           PAGE
                                                                                                           ----
SECTION 1.  PURCHASE AND SALE OF COMMON STOCK..........................................................     1

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS.........................................     2
        2.1.  Representations and Warranties of the Stockholders.......................................     2

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS...............................................     4
        3.1.  Representations and Warranties of Purchasers.............................................     4

SECTION 4.  COVENANTS OF THE PARTIES...................................................................     6
        4.1.  Exercise of Options; Transfer of Options.................................................     6
        4.2.  HSR Act..................................................................................     7
        4.3.  Additional Agreements....................................................................     7
        4.4.  Notice of Breach.........................................................................     8

SECTION 5.  PURCHASERS' CLOSING CONDITIONS.............................................................     8
        5.1.  Representations and Warranties...........................................................     8
        5.2.  Compliance with Agreement................................................................     8
        5.3.  Certificate..............................................................................     8
        5.4.  Expiration or Termination of Waiting Period under HSR Act................................     9
        5.5.  Additional Purchase Agreements...........................................................     9
        5.6.  Injunction...............................................................................     9
        5.7.  Lock-up Agreements.......................................................................     9

SECTION 6.  STOCKHOLDERS' CLOSING CONDITIONS...........................................................     9
        6.1.  Representations and Warranties...........................................................     9
        6.2.  Compliance with Agreement................................................................    10
        6.3.  Purchasers' Certificate..................................................................    10
        6.4.  Expiration or Termination of Waiting Period under HSR Act................................    10
        6.5.  Injunction...............................................................................    10

SECTION 7.  TERMINATION, AMENDMENT AND WAIVER..........................................................    10
        7.1.  Termination..............................................................................    10
        7.2.  Effect of Termination....................................................................    12
        7.3.  Amendment................................................................................    13
        7.4.  Waiver...................................................................................    13

SECTION 8.  INTERPRETATION OF THIS AGREEMENT...........................................................    13
        8.1.  Terms Defined............................................................................    13
        8.2.  Directly or Indirectly...................................................................    16
        8.3.  Governing Law............................................................................    16

              8.4.  Paragraph and Section Headings.....................................................    16

SECTION 9.  MISCELLANEOUS..............................................................................    16
              9.1.  Survival of Representations and Warranties.........................................    16
              9.2.  Notices............................................................................    16
              9.3.  Fees; Expenses.....................................................................    18
              9.4.  Publicity..........................................................................    18
              9.5.  Specific Performance...............................................................    18
              9.6.  Submission to Jurisdiction.........................................................    18
              9.7.  Reproduction of Documents..........................................................    19
              9.8.  Successors and Assigns.............................................................    19
              9.9.  Entire Agreement; Amendment and Waiver.............................................    20
              9.10.  Severability......................................................................    20
              9.11.  Limitation on Enforcement of Remedies.............................................    20
              9.12.  Recovery of Fees..................................................................    20
              9.13.  Nature of Obligations.............................................................    20
              9.14.  Simultaneous Effectiveness........................................................    21
              9.15.  Counterparts......................................................................    21

EXHIBIT A              Form of Company Purchase Agreement
EXHIBIT B              Form of TSP Purchase Agreement
EXHIBIT C-1            Form of Walston Voting Agreement
EXHIBIT C-2            Form of Flemings Voting Agreement
EXHIBIT D              Form of TSP Voting and Option Agreement

SCHEDULE I List of Stockholders and Allocation of Purchase Price Among Stockholders
SCHEDULE 2.1(c)        Additional Securities Beneficially Owned by Stockholders
SCHEDULE 2.1(d)        Convertible Securities Beneficially Owned by Stockholders
SCHEDULE 4.1(b)        Exercise of Options; Transfer of Options

                                     INDEX

Additional Purchase Agreements............................................   12
Agreement.................................................................    1

Board.....................................................................   10
Business Day..............................................................   12

Closing...................................................................    2
Closing Date..............................................................    2
Company...................................................................    1
Company Common Stock......................................................    1
Company Purchase Agreement................................................    1
Company Vote..............................................................   12
Company Voting Matters....................................................   12
Confidentiality Agreement.................................................   12
Conflict..................................................................    5

Employment Agreements.....................................................   12
Exchange Act..............................................................    2
Expiration Date...........................................................   10
Extended Expiration Date..................................................   10

Flemings..................................................................   12
Flemings Conversion Agreement.............................................   12

Governmental Entity.......................................................   12

Lien......................................................................    2
Lock-up Agreements........................................................   12

Options...................................................................    1

Per Share Amount..........................................................    1
Person....................................................................   13
Purchase Price............................................................    2
Purchaser.................................................................    1

SEC.......................................................................   13
Securities Act............................................................   13
Shares....................................................................    1
Stockholder Transaction Documents.........................................   13
Stockholders..............................................................    1
subsidiary................................................................   13

Takeover Proposal.........................................................   13
Transaction Documents.....................................................   13
TSP.......................................................................   13
TSP Purchase Agreement....................................................   13

Voting Agreements.........................................................   13
Voting and Option Agreement...............................................   14

Walston...................................................................   14

     STOCK PURCHASE AGREEMENT, dated as of January 18, 1999 (this "Agreement"),
                                                                   ---------
by and among Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership, Warburg, Pincus Netherlands Equity Partners I, C.V., a Dutch limited partnership, Warburg, Pincus Netherlands Equity Partners II, C.V., a Dutch limited partnership, Warburg, Pincus Netherlands Equity Partners III, C.V., a Dutch limited partnership (each, a "Purchaser", and collectively,
                                            ---------
"Purchasers"), and John H. Donlon, Gavin W. Schutz, Robert Bailey and the Estate
 ----------
of John H. Sabin (collectively, the "Stockholders").
                                     ------------

     WHEREAS, the Stockholders are the record and beneficial owners of stock options (the "Options") to acquire an aggregate of 497,766 shares (the "Shares")
              -------                                                   ------
of common stock, $.01 par value per share (the "Company Common Stock"), of Four
                                                --------------------
Media Company, a Delaware corporation (the "Company"); and
                                            -------

     WHEREAS, Purchasers and the Company have entered into a Securities Purchase Agreement, dated as of the date hereof (the "Company Purchase Agreement"),
                                             --------------------------
substantially in the form of Exhibit A hereto, which provides, among other
                             ---------
things, that, upon the terms and subject to the conditions therein, Purchasers will purchase from the Company and the Company will sell to Purchasers 6,582,607 shares of Company Common Stock and will issue to Purchasers a warrant to purchase an additional 1,100,000 shares of Company Common Stock; and

     WHEREAS, as a condition to the willingness of Purchasers to enter into the Company Purchase Agreement, Purchasers have requested that the Stockholders agree, and in order to induce Purchasers to enter into the Company Purchase Agreement, the Stockholders have agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

     SECTION 1.  PURCHASE AND SALE OF COMMON STOCK
                 ---------------------------------

     (a) Subject to the terms and conditions set forth in this Agreement and in reliance upon the Stockholders' and Purchasers' respective representations and warranties set forth below, on the Closing Date (as defined below) the Stockholders shall sell to Purchasers, and Purchasers shall purchase from the Stockholders, the Shares for a cash purchase price of $8.00 per share (the "Per Share
                                                              ---------
Amount"). Such sale and purchase shall be effected on the Closing Date by the
------
Stockholders exercising the Options in full, pursuant to which they will take possession of the Shares, and delivering to Purchasers certificates representing the Shares duly registered in their name, duly endorsed in blank for transfer or accompanied by stock powers duly endorsed in blank, against delivery by Purchasers to the Stockholders of the product of the Per Share Amount and the total number of Shares (the "Purchase Price") in the respective amounts set
                             --------------
forth on Schedule I by wire transfer of immediately available funds to such accounts as the Stockholders shall designate prior to the Closing Date.

     (b)  The closing of such sale, purchase and issuance (the "Closing") shall
                                                                -------
take place at 10:00 A.M., New York City time, on the third Business Day after all of the conditions set forth herein have been satisfied or waived, or such other date as Purchasers and the Stockholders shall agree in writing (the "Closing Date"), at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue,
 ------------
New York, New York, or such other location as Purchasers and the Stockholders shall mutually select.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
                 --------------------------------------------------

     2.1.  Representations and Warranties of the Stockholders
           --------------------------------------------------

     Each Stockholder represents and warrants to Purchasers, severally and not jointly, as follows:

     (a) Such Stockholder has the requisite power and authority to execute and deliver the Stockholder Transaction Documents and to consummate the transactions contemplated hereby and thereby, and, if not an individual, has taken all necessary action to authorize the execution, delivery and performance of the Stockholder Transaction Documents.

     (b) Such Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                            ------------
which meaning will apply for all purposes of this Agreement) of, and has good title to, all of the Shares listed next to his or its name on Schedule I, free and clear of any mortgage, pledge, hypothecation, rights of others, claim, security interest, charge, encumbrance, title defect, title retention agreement, voting trust agreement, interest, option, lien, charge or similar restriction or limitation (each, a "Lien") (including any
                                                      ----
restriction on the right to vote, sell or otherwise dispose of the Shares), except for immaterial Liens and as set forth in this Agreement which shall not materially affect the Stockholder's ability to consummate the transactions contemplated under this Agreement.

     (c) Except as set forth on Schedule 2.1(c) hereto, other than the Options, the Shares listed next to his or its name on Schedule I constitute all of the securities (as defined in Section 3(10) of the Exchange Act, which definition will apply for all purposes of this Agreement) of the Company beneficially owned, directly or indirectly, by such Stockholder (excluding any securities beneficially owned by any of his or its affiliates or associates (as such terms are defined in Rule 12b-2 under the Exchange Act, which definition will apply for all purposes of this Agreement) as to which he does not have voting or investment power).

     (d) Except as set forth on Schedule 2.1(d) hereto, except for the Options and the Shares listed next to his or its name on Schedule I, such Stockholder does not, directly or indirectly, beneficially own or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is such Stockholder subject to any contract, commitment, arrangement, understanding or relationship (whether or not legally enforceable), other than this Agreement, that allows or obligates him or it to vote or acquire any securities of the Company. Such Stockholder holds exclusive power to vote the Shares listed next to his or its name on
Schedule I and has not granted a proxy to any other Person to vote such Shares, subject to the limitations set forth in this Agreement.

     (e) This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery of this Agreement by Purchasers, is a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except that
(i) the enforceability hereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect, affecting creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

     (f) Neither the execution and delivery of this Agreement nor the performance by such Stockholder of his or its obligations hereunder will conflict with, result in a violation or breach of, or constitute a default (or an event that, with notice or lapse of time or both, would result in a default) or give rise to any right of termination, amendment, cancellation, or acceleration or result in the creation of any Lien on any Shares under, (i) any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or by which such Stockholder is bound or (ii) any injunction, judgment, writ, decree, order or ruling applicable to such Stockholder.

     (g) Neither such Stockholder nor anyone acting on his or its behalf shall offer such Shares or Options for sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the sale of such Shares or shares of Company Common Stock issuable upon the exercise of such Options, or any part thereof, within the provisions of Section 5 of the Securities Act.

     (h) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of any of such Stockholder and such Stockholder agrees, severally but not jointly, to indemnify and hold Purchasers harmless against any costs or damages incurred as a result of any such claim.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS
                 --------------------------------------------

     3.1.  Representations and Warranties of Purchasers
           --------------------------------------------

     Each Purchaser jointly and severally represents and warrants to the Stockholders, as of the date hereof and as of the Closing Date, as follows:

     (a) Each Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and each Purchaser has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

     (b) This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by each Purchaser and, assuming the due execution and delivery of this Agreement by the Stockholders and of such other Transaction Documents by the other parties thereto, are the valid and binding obligations of each Purchaser, enforceable against each Purchaser in accordance with their respective terms, except that (i) the enforceability hereof and thereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect, affecting creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) Neither the execution and delivery of this Agreement or of the other Transaction Documents to which it is a party nor the performance by each Purchaser of its obligations hereunder or thereunder will conflict with, result in a violation or breach of, or constitute a default (or an event that, with notice or lapse of time or both, would result in a default) or give rise to any right of termination, amendment, cancellation or acceleration under (collectively, a "Conflict"), (i) its certificate of limited partnership,
                  --------
partnership agreement or comparable instrument, (ii) any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Purchaser is a party or by which such Purchaser is bound to the extent such Conflict would materially affect such Purchaser's ability to consummate the transactions contemplated under the Stockholder Transaction Documents or (iii) any judgment, writ, decree, order or ruling applicable to such Purchaser to the extent such Conflict would materially affect such Purchaser's ability to consummate the transactions contemplated under the Stockholder Transaction Documents.

     (d) Neither the execution and delivery of this Agreement or of the other Transaction Documents to which it is a party nor the performance by each Purchaser of its obligations hereunder will violate any law, decree, statute, rule or regulation applicable to such Purchaser or require any order, consent, authorization or approval of, filing or registration with, or declaration or notice to, any corporation, Person, firm,

Governmental Entity or public or judicial authority, other than any required notices or filings with the FCC or pursuant to the HSR Act or the federal securities laws.

     (e) It is acquiring the Shares and the Warrant (and will acquire the Company Common Stock issuable upon exercise of the Warrant) for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing the Shares or the Warrant (or the Company Common Stock acquired upon exercise of the Warrant), but subject, nevertheless, to any requirement of law that the disposition of such Purchaser's property shall at all times be within such Purchaser's control (subject to any restrictions on transfer set forth in the Company Purchase Agreement), and without prejudice to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or under an exemption from said registration available under the Securities Act.

     (f) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party based on any arrangement made by or on behalf of such Purchaser or any of its affiliates and such Purchaser agrees to indemnify and hold the Stockholders harmless against any costs or damages incurred as a result of any such claim.

     SECTION 4.  COVENANTS OF THE PARTIES
                 ------------------------

     4.1.  Exercise of Options; Transfer of Options
           ----------------------------------------

     (a) The Stockholders shall not exercise the Options until Closing; provided, that simultaneous with the Closing, the Stockholders shall exercise the Options in full.

     (b)   Except as set forth on Schedule 4.1(b) hereto or as otherwise
                                  ---------------
provided herein, during the term of this Agreement the Stockholders will not (a) tender into any tender or exchange offer or otherwise sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or encumber with any Lien, any of the Options or the Shares, (b) acquire any shares of Common Stock or other securities of the Company (otherwise than in connection with the exercise of the Options on the Closing Date pursuant to Section 4.1(a) or in connection with options to be granted to the Stockholders under the Company's Amended 1997 Stock Option Plan in the form attached as Exhibit D to the Company Purchase Agreement), (c) deposit the Shares into a voting trust, enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect to the Shares or (d) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, transfer, pledge, assignment, hypothecation or other disposition of any interest in or the voting of any shares of Common Stock or any other securities of the Company.

     4.2.  HSR Act
           -------

     If required under the HSR Act, the Stockholders and Purchasers shall use their best efforts to file as soon as practicable notifications under the HSR Act, in connection with the transactions contemplated hereby, and to respond as promptly as practicable to any inquiries received from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation and to respond as promptly as practicable to all inquiries and requests received from any State Attorney General or other Governmental Entity in connection with antitrust matters relating to the transactions contemplated by this Agreement.

     4.3.  Additional Agreements
           ---------------------

     (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to cooperate with the other and use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Stockholder Transaction Documents and the Additional Purchase Agreements, including using its best efforts to obtain all necessary waivers, consents and approvals, and to effect all necessary registrations and filings as may be required hereunder or thereunder.

     (b) In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of any of the Stockholder Transaction Documents, Purchasers and the Stockholders shall take all such action as promptly as practicable.

     4.4.  Notice of Breach
           ----------------

     Each party shall promptly give notice to the other party upon becoming aware of the occurrence or, to its knowledge, impending or threatened occurrence, of any event which would cause any of the conditions to such party's obligations to consummate the transactions contemplated by this Agreement not to be satisfied and will use its best efforts to prevent or promptly remedy the same. Any such notification by the Stockholders shall not be deemed an amendment of this Agreement.

     SECTION 5.  PURCHASERS' CLOSING CONDITIONS
                 ------------------------------

     The obligations of Purchasers to effect the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which (except for the conditions set forth in Section 5.4 and Section 5.6) may be waived in writing by Purchasers in accordance with Section 7.4 hereof:

     5.1.  Representations and Warranties
           ------------------------------

     The representations and warranties of the Stockholders contained in this Agreement shall be true in all material respects on and as of the Closing Date (except to the extent any such representation and warranty speaks as to an earlier date, in which event it shall be true and correct in all material respects as of such earlier date) as though such representations and warranties were made at and as of such date, except as otherwise affected by the transactions contemplated hereby and thereby.

     5.2.  Compliance with Agreement
           -------------------------

     The Stockholders shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Stockholders prior to or on the Closing Date.

     5.3.  Certificate
           -----------

     Purchasers shall have received a certificate, dated the Closing Date, signed by the Stockholders, certifying that the conditions specified in the foregoing Sections 5.1 and 5.2 hereof have been fulfilled.

     5.4.  Expiration or Termination of Waiting Period under HSR Act
           ---------------------------------------------------------

     Any waiting period (and any extension thereof) under the HSR Act applicable to the transactions contemplated by this Agreement shall have expired or been terminated.

     5.5.  Additional Purchase Agreements
           ------------------------------

     The transactions contemplated by the Additional Purchase Agreements shall be consummated concurrently on the Closing Date in accordance with the terms thereof.

     5.6.  Injunction
           ----------

     No preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

     5.7.  Lock-up Agreements
           ------------------

     The Lock-up Agreements shall have been terminated by all parties thereto in accordance with the terms thereof.

     SECTION 6.  STOCKHOLDERS' CLOSING CONDITIONS
                 --------------------------------

     The obligations of the Stockholders to effect the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which (except for the conditions set forth in Section 6.4 and Section 6.5) may be waived in writing by the Stockholders in accordance with Section 7.4 hereof:

     6.1.  Representations and Warranties
           ------------------------------

     The representations and warranties of Purchasers contained in this Agreement shall be true in all material respects on and as of the Closing Date (except to the extent any such representation and warranty speaks as to an earlier date, in which event it shall be true and correct in all material respects as of such earlier date) as though such representations and warranties were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

     6.2.  Compliance with Agreement
           -------------------------

     Purchasers shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by Purchasers prior to or on the Closing Date.

     6.3.  Purchasers' Certificate
           -----------------------

     The Stockholders shall have received a certificate from Purchasers, dated the Closing Date, signed by a duly authorized representative of Purchasers, certifying that the conditions specified in the foregoing Sections 6.1 and 6.2 hereof have been fulfilled.

     6.4.  Expiration or Termination of Waiting Period under HSR Act
           ---------------------------------------------------------

     Any waiting period (and any extension thereof) under the HSR Act applicable to the transactions contemplated by this Agreement shall have expired or been terminated.

     6.5.  Injunction
           ----------

     No preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect.

     SECTION 7.  TERMINATION, AMENDMENT AND WAIVER
                 ---------------------------------

     7.1.  Termination
           -----------

     This Agreement may be terminated at any time prior to the Closing, whether before or after approval of the Company Voting Matters (as defined) at the Company Vote:

     (a)   By mutual written consent of the Stockholders and Purchasers; or

     (b) (i) By Purchasers if any of the conditions specified in Section 5 have not been satisfied or waived by Purchasers at such time as such condition is no longer capable of satisfaction, including the failure to obtain any required approval of the Company's stockholders at the Company Vote or at any adjournment thereof (provided Purchasers are not otherwise in material breach of their
         --------
representations, warranties, covenants or agreements under this Agreement); or
(ii) by the Stockholders
if any of the conditions specified in Section 6 have not been satisfied or waived by the Stockholders at such time as such condition is no longer capable of satisfaction, including the failure to obtain any required approval of the Company's stockholders at the Company Vote or at any adjournment thereof (provided each Stockholder is not otherwise in material breach of his or its
 --------
representations, warranties, covenants or agreements under this Agreement); or

     (c) By either Purchasers or the Stockholders if any Governmental Entity of competent jurisdiction shall have issued a final permanent order enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and in any such case the time for appeal or petition for reconsideration of such order shall have expired without such appeal or petition being granted; or

     (d) By Purchasers if, without any material breach by Purchasers of their obligations under the Transaction Documents, the transactions contemplated hereby shall not have been consummated on or before June 30, 1999 (the "Expiration Date") unless the sole reason for the failure to consummate the
 ---------------
transactions contemplated hereby by such date is the nonfulfillment of the conditions specified in Section 7.2 of the Company Purchase Agreement, in which case the Expiration Date shall be extended to September 30, 1999 (the "Extended
                                                                       --------
Expiration Date"); or
---------------

     (e) By the Stockholders if, without any material breach by any of the Stockholders of their obligations under any of the Stockholder Transaction Documents, the transactions contemplated hereby shall not have been consummated on or before the Expiration Date or, if applicable, the Extended Expiration Date; or

     (f) By the Stockholders if there shall be a material breach of any of Purchasers' representations, warranties or covenants hereunder, which breach cannot be or has not been cured within ten days of the receipt of written notice thereof; or

     (g) By Purchasers if there has been a material breach of any of the Stockholders' representations, warranties, covenants or agreements set forth in any of the Stockholder Transaction Documents, which breach cannot be or has not been cured within ten days of the receipt of written notice thereof;

     (h) By Purchasers, if (i) the Board of Directors of the Company (the "Board") shall withdraw, modify or change its recommendation or approval in
 -----
respect of the Company Purchase Agreement or the Company Voting Matters in a manner adverse to Purchasers, (ii) the Board shall have recommended any proposal other than by Purchasers in respect of a Takeover Proposal, (iii) the Company shall have exercised a right with respect to a Takeover Proposal and shall, directly or through its representatives, continue discussions with any third party concerning such Takeover Proposal for more than fifteen Business Days after the date of receipt of such Takeover Proposal, (iv) a Takeover Proposal that is publicly disclosed shall have been commenced or communicated to the Company which contains a proposal as to price (without regard to whether such proposal specifies a specific price or a range of potential prices) and the Company shall not have rejected such proposal within fifteen Business Days from the date such Takeover Proposal was communicated to the Company (provided, that such Takeover Proposal shall be deemed to have been communicated to the Company on such date as it shall have been disclosed in a filing with the SEC by the party making such Takeover Proposal), or (v) any Person or group (as defined in
Section 13(d)(3) of the Exchange Act) other than Purchasers or any of their respective subsidiaries or affiliates shall have become the beneficial owner of more than 15% of the outstanding shares of Company Common Stock (either on a primary or a fully diluted basis); provided, however, that with regard to a
                                   --------  -------
Person that owns more than 15% of the outstanding shares of Company Common Stock on the date hereof, this provision shall be triggered by such Person becoming the beneficial owner of an additional 5% of the outstanding shares of Company Common Stock (either on a primary or a fully diluted basis); or

     (i) By the Stockholder if the Company Purchase Agreement is terminated.

     7.2.  Effect of Termination
           ---------------------

     Subject to Section 9.3(b), in the event of termination of this Agreement as provided in Section 7.1 hereof, written notice thereof shall forthwith be given to the other parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Purchasers or the Stockholders or their respective officers, directors or partners; provided that nothing herein
                                                  --------
shall relieve any party from liability for any breach of this Agreement.

          7.3.  Amendment
                ---------

          This Agreement may be amended by the parties hereto, by or pursuant to action taken by Purchasers and the Stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          7.4.  Waiver
                ------

          At any time prior to the Closing, the parties hereto, by or pursuant to action taken by Purchasers and the Stockholders, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any documents delivered pursuant hereto by the other parties and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

          SECTION 8.  INTERPRETATION OF THIS AGREEMENT
                      --------------------------------

          8.1.  Terms Defined
                -------------

          As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          Additional Purchase Agreements: shall mean the Company Purchase
          ------------------------------
Agreement and the TSP Purchase Agreement.

          Business Day: shall mean a day other than a Saturday, Sunday or other
          ------------
day on which banks in the States of New York and California are not required or authorized to close.

          Company Vote: shall mean a meeting of or solicitation of consents from
          ------------
the stockholders of the Company to be convened as promptly as practicable after the date of this Agreement.

          Company Voting Matters: shall have the meaning set forth in the
          ----------------------
Company Purchase Agreement.

          Confidentiality Agreement: shall have the meaning set forth in the
          -------------------------
Company Purchase Agreement.

          Employment Agreements: shall mean the employment agreements entered
          ---------------------
into between the Company and each of the

Stockholders other than the estate of John H. Sabin pursuant to Section 3.33 of the Company Purchase Agreement.

          Flemings: shall mean Fleming US Discovery Fund III, L.P., a Delaware
          --------
limited partnership, and Fleming US Discovery Offshore Fund III, L.P., a Bermuda limited partnership, collectively.

          Flemings Conversion Agreement: shall mean the Preferred Stock
          -----------------------------
Conversion and Stockholders Agreement, dated as of the date hereof, between the Company, Flemings and Purchasers.

          Governmental Entity: shall mean any United States or international (a)
          -------------------
federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) court or administrative tribunal, (c) non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (d) arbitration tribunal or other non-governmental authority with applicable jurisdiction.

          Lock-up Agreements: shall mean the Lock-up Agreements, dated as of
          ------------------
January 15, 1997, by and between Furman Selz LLC and each of the following
Persons: Robert Bailey, Gavin W. Schutz, John H. Donlon and John H. Sabin.

          Person:  shall mean an individual, partnership, joint-stock company,
          ------
corporation, limited liability company, trust or unincorporated organization, and a Governmental Entity.

          SEC:  shall mean the Securities and Exchange Commission.
          ---

          Securities Act:  shall mean the Securities Act of 1933, as amended.
          --------------

          Stockholder Transaction Documents: shall mean this Agreement and the
          ---------------------------------
Employment Agreements.

          subsidiary: shall mean any (a) Person of which the Company (or other
          ----------
specified Person) shall own directly or indirectly through a subsidiary, a nominee arrangement or otherwise (i) at least a majority of the outstanding capital stock (or other shares of beneficial interest) or (ii) at least a majority of the partnership, membership, joint venture or similar interests, or
(b) in which the Company (or other specified Person) is a general partner or joint venturer. For the sake of clarity, Cinram-POP DVD Center LLC, a California limited liability company in which the Company holds a 49% membership interest, shall not be deemed to be a subsidiary of the Company.

          Takeover Proposal: shall mean any tender or exchange offer involving
          -----------------
the Company, any proposal for a merger, consolidation or other business combination involving the Company, any proposal or offer to acquire in any manner a greater than 15% equity interest in, or a significant portion of the business or assets of, the Company (other than immaterial or insubstantial assets or inventory in the ordinary course of business or assets held for sale), any proposal or offer with respect to any recapitalization or restructuring with respect to the Company or any proposal or offer with respect to any other transaction similar to any of the foregoing with respect to the Company other than pursuant to the transactions to be effected pursuant to this Agreement or the Additional Purchase Agreements.

          Transaction Documents: shall mean this Agreement, the Additional
          ---------------------
Purchase Agreements, the Voting and Option Agreement, the Voting Agreements, the Registration Rights Agreement (as defined in the Company Purchase Agreement) and the Flemings Conversion Agreement.

          TSP:  shall mean Technical Service Partners L.P., a Delaware limited
          ---
partnership.

          TSP Purchase Agreement: shall mean the Stock Purchase Agreement, dated
          ----------------------
as of the date hereof, between Purchasers and TSP, substantially in the form of Exhibit B hereto.
---------

          Voting Agreements: shall mean the Voting Agreements, dated as of the
          -----------------
date hereof, by and among each of (i) Walston, TSP and Purchasers and (ii) Flemings and Purchasers substantially in the forms of Exhibit C-1 and Exhibit C-
                                                      -----------     ----------
2.
-

          Voting and Option Agreement: shall mean the Voting and Option
          ---------------------------
Agreement, dated as of the date hereof, among Purchasers and TSP, substantially in the form of Exhibit D hereto.
               ---------

          Walston:  shall mean Robert T. Walston.
          -------

          8.2.  Directly or Indirectly
                ----------------------

          Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          8.3.  Governing Law
                -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

          8.4.  Paragraph and Section Headings
                ------------------------------

          The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

          SECTION 9.  MISCELLANEOUS
                      -------------

          9.1.  Survival of Representations and Warranties
                ------------------------------------------

          All statements contained in any certificate or other instrument executed and delivered by any party pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties of such Person. All representations and warranties made by the parties hereto in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of such party; provided, however, that no party shall commence any action against any other
--------  -------
party hereto in respect of any provision of this Agreement at any time subsequent to the date eighteen (18) months after the Closing Date. All covenants and agreements set forth in this Agreement shall survive the Closing in accordance with their terms.

          9.2.  Notices
                -------

          (a) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

               (1)  if to any of Purchasers:

               Warburg, Pincus Equity Partners, L.P.
               466 Lexington Avenue
               New York, New York  10017
               Attention:  David E. Libowitz
               Facsimile:  (212) 878-9351

               With a copy to:

               Willkie Farr & Gallagher
               787 Seventh Avenue
               New York, New York  10019-6009
               Attention:  Neil Novikoff, Esq.
               Facsimile:   (212) 728-8111


               (2)  if to the Stockholders:
               c/o Four Media Company
               625 Arizona Avenue
               Santa Monica, CA  90401
               Attention:  William E. Niles, Esq.
               Facsimile:  310-587-1277

               With a copy to:

               Latham & Watkins
               633 West Fifth Street
               Suite 4000
               Los Angeles, California  90071-2007
               Attention: Paul D. Tosetti, Esq. and
                          Michael W. Sturrock, Esq.
               Facsimile: (213) 881-8763

          (b) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

          (c) Any approvals or consents required to be granted by Purchasers under this Agreement may be granted by David E. Libowitz acting on behalf of, and with full authority with respect to, Purchasers.

          9.3.  Fees; Expenses
                --------------

          (a) All costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          (b) Any payment obligations of the Stockholders owing to Purchasers pursuant to Section 7 shall be several obligations.

          9.4.  Publicity
                ---------

          So long as this Agreement is in effect, Purchasers and the Stockholders shall consult with each other and the Company (which is an express third party beneficiary of this section) in issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and neither of them shall issue any press release or make any public statement prior to such consultation. The commencement of litigation relating to this Agreement or the transactions contemplated hereby or any proceedings in connection therewith shall not be deemed a violation of this Section 9.4.

          9.5.  Specific Performance
                --------------------

          The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court, this being in addition to any other remedy to which they are entitled at law or in equity.

          9.6.  Submission to Jurisdiction
                --------------------------

          With respect to any suit, action or proceeding initiated by a party to this Agreement arising out of, under or in connection with this Agreement or any of the other Transaction Documents, the Stockholders and Purchasers each hereby submit to the exclusive jurisdiction of any state or federal court sitting in the State of California and irrevocably waive, to the fullest extent permitted by law, any objection that they may now have or hereafter obtain to the laying of venue in any such court in any such suit, action or proceeding. Purchasers agree that, within 14 days of the date of this Agreement, they will appoint and designate CT Corporation System in the City of Los Angeles or such other Person as may be satisfactory to the Stockholders, as their agent to receive process in any such suit, action or proceeding and agrees that service of process on such agent shall be deemed to be in every respect effective service of process on them in any such suit, action or proceeding and waives all claim of error by reason of such service.

          9.7.  Reproduction of Documents
                -------------------------

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Purchasers on the Closing Date (except for the certificates evidencing the Shares themselves), and (c) any financial statements, certificates and other information previously or hereafter furnished to Purchasers, may be reproduced by Purchasers by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Purchasers may destroy any original document so reproduced. Each party hereto agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Purchasers in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          9.8.  Successors and Assigns
                ----------------------

          Neither this Agreement nor any of the rights or obligations of any party may be assigned without the prior written consent of the other parties, except that Purchasers may, without such consent, assign this Agreement and any of such rights and obligations to one or more of their affiliates. Any such assignment shall not, however, act as a release of the assigning Person. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and no other Person shall have any right, benefit or obligation hereunder.

          9.9.  Entire Agreement; Amendment and Waiver
                --------------------------------------

          This Agreement, the other Stockholder Transaction Documents and the Confidentiality Agreement constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each of the Stockholders and Purchasers.

          9.10.  Severability
                 ------------

          In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          9.11.  Limitation on Enforcement of Remedies
                 -------------------------------------

          Each Stockholder hereby agrees that he will not assert against the limited partners of any of Purchasers any claim he may have under this Agreement or any other Stockholder Transaction Document by reason of any failure or alleged failure by Purchasers to meet their obligations hereunder or thereunder. Each Purchaser hereby agrees that it will not assert against any of the Stockholders' brokers, attorneys, accountants, or other agents any claim it may have under this Agreement or any other Stockholder Transaction Document by reason of any failure or alleged failure by any of the Stockholders to meet obligations hereunder or thereunder.

          9.12.  Recovery of Fees
                 ----------------

          Any party hereto who shall obtain a final judgment in a court of competent jurisdiction for the payment of damages by another party hereto for a breach of this Agreement shall be entitled to recover reasonable attorneys' fees and court costs incurred in connection with the obtaining of such judgment.

          9.13.  Nature of Obligations
                 ---------------------

          All obligations of the Stockholder hereunder (including without limitation payment obligations) are several, but not joint, obligations of the Stockholders.

          9.14.  Simultaneous Effectiveness
                 --------------------------

          This Agreement and each of the other Transaction Documents shall (i) be executed simultaneously and at such time shall be valid and binding obligations of each of the parties and signatories thereto and (ii) simultaneously be consummated at the Closing.

          9.15.  Counterparts
                 ------------

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, Purchasers and the Stockholders have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              WARBURG, PINCUS EQUITY PARTNERS, L.P.

                              By:  Warburg, Pincus & Co.
                                   General Partner

                              By: _______________________________
                                  Name:
                                  Title:

                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I,
                              C.V.

                              By:  Warburg, Pincus & Co.,
                                   General Partner

                              By: _______________________________
                                  Name:
                                  Title:

                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II,
                              C.V.

                              By:  Warburg, Pincus & Co.,
                                   General Partner

                              By: _______________________________
                                  Name:
                                  Title:

                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

                              By:  Warburg, Pincus & Co.,
                                   General Partner

                              By: _______________________________
                                  Name:
                                  Title:



                              ___________________________________
                              JOHN H. DONLON


                              ___________________________________
                              GAVIN W. SCHUTZ


                              ___________________________________
                              ROBERT BAILEY


                              THE ESTATE OF JOHN H. SABIN
                              By:


                              ___________________________________

                                      S-2